Exhibit 10.16

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDED AND RESTATED
REAL D SYSTEM LICENSE AGREEMENT (U. S. 2009)

This Amended and Restated REAL D System License Agreement (the “Agreement”) is entered into as of May 19, 2009 (the “Effective Date”), by and between REAL D, a company incorporated under the laws of the State of California, and having a principal place of business at 100 North Crescent Drive, Suite 120, Beverly Hills, California 90210 (“REAL D”, or the “Company”), and Cinemark USA, Inc., a company incorporated under the laws of the State of Texas and having a principal place of business at 3900 Dallas Parkway, Suite 500, Plano, Texas 75093 (“Licensee”).

RECITALS

WHEREAS, REAL D owns certain equipment and related proprietary rights evidenced by, associated with, embodied in, or related to, a 3-D cinema system for the delivery of premium 3-D content, including REAL D projector add-ons, the related equipment, software and other proprietary rights described on Schedule A hereto, and certain upgrades described herein (collectively, and inclusive, where applicable, of the REAL D XL Cinema System, the “REAL D System”);

WHEREAS, Licensee, through itself and its subsidiaries, is the operator of theatre venues in the United States, Canada, Mexico, Central America and South America (collectively, the “Territory”), and wishes to obtain the right to use the REAL D System in certain of such theatre venues;

WHEREAS, Licensee and REAL D previously entered into that certain REAL D 1.0 System License Agreement (2006) dated as of July 13, 2006, as amended by Amendment No. I dated as of March 7, 2007 (the “Prior License Agreement”), and now wish to amend and restate the Prior License Agreement as provided in this Agreement; and

WHEREAS, National Cinemedia LLC and Digital Link LLC, a California limited liability company, previously entered into that certain Digital Cinema System Transfer Agreement dated as of February 27, 2007 (the “Digital Cinema System Transfer Agreement”), which Digital Cinema System Transfer Agreement shall remain unaffected by this Agreement and in full force and effect, pursuant to the terms and conditions contained therein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   GRANT OF RIGHTS

1.1           License of REAL D System. Subject to the terms and conditions provided herein (including the consideration payable pursuant to Section 5 hereof), REAL D hereby grants to Licensee the right and license to use up to [***] REAL D Systems in the Territory, a portion of which will initially be deployed at the auditoriums listed on Schedule 1.1 (a) hereto (individually, an “Auditorium” and, collectively, the “Auditoriums”); [***]

The theatre venues (e. g., a multiplex theatre) at which the Auditoriums are located (each, a “Location”) are also specified on Schedule 1.1 (a). More than one Auditorium may be located at one Location. When the installation of a REAL D System at an Auditorium is complete in accordance with Section 2.1 (“Installation Date”), an Equipment Schedule in the form of Schedule 1.1 (b) shall be executed by the parties for such Location. Each such Equipment Schedule shall constitute a separate and independent license and contractual obligation of Licensee and REAL D, governed by the terms and conditions of this Agreement. The parties may add additional Locations (i.e., in excess of the Locations at which the [***] REAL D Systems specified above are located) in which REAL D Systems will be installed under the terms of this Agreement, by mutual agreement, by adding the Auditorium(s), Location(s) and other information required by an Equipment Schedule for the additional Auditorium(s) to the applicable Equipment Schedule for such Location, and signing and dating such new or updated Equipment Schedule as of the applicable Installation Date(s) for such additional Auditorium(s).

1.2           Lease of REAL D Equipment. Subject to the terms and conditions provided herein (including the consideration payable pursuant to Section 5 hereof), REAL D leases to Licensee the REAL D equipment and personal property described on Schedule A (together with any replacement parts, replacements, additions, modifications and repairs incorporated therein and/or affixed thereto, individually or collectively, from time to time (the “Equipment”). For purposes of clarification, the Equipment shall specifically also include each upgrade to the software and hardware described on Schedule A that a reasonable person would determine affects the viewing experience of the general public or that otherwise enhances the reliability or operation of the Equipment (“Upgrade(s)”).

1.3           REAL D XL Cinema System. REAL D shall ship the REAL D XL Cinema System to Licensee, as requested by Licensee from time to time, unless the installation of such REAL D XL Cinema Systems would result in the installation of more than [***] REAL D Systems that are then licensed and operated by Licensee, unless otherwise agreed to by REAL D. [***]

Notwithstanding the foregoing, REAL D shall only be obligated to ship to Licensee a REAL D XL Cinema System, with respect to the applicable Auditorium, only once that Auditorium has been properly prepared for the installation of such REAL D XL Cinema System (i.e., the Auditorium has been prepared and is ready for such installations in compliance with the terms and provisions of Section 1.4 below). REAL D agrees that if light level requirements for 3D are increased by DCI, SMPTE or an individual studio, above 4.5 lumens, the number of XL units shall be increased to meet the new standards. REAL D acknowledges and agrees that, in the event that REAL D cannot provide a 3D functionality on any digital projection system due to the width of the auditorium screen, the screen ratio or any limitation of the REAL D System, REAL D shall use its commercially reasonable best efforts to develop and install in such Auditoriums a digital cinema projection or other system, for the purpose of the “3D” display of 3D Shows (as defined in Section 1.5 below), that is acceptable to Licensee, such acceptance not to be unreasonably withheld. REAL D agrees that either (a) the REAL D Systems shall perform “Ghost Busting” functionality on the REAL D hardware to meet all distributor requirements for the exhibition of a 3 D Show or Alternative Content (as defined in Section 1.5 below), or (b) it will provide to Licensee an alternative solution when and if required by a distributor in accordance with such distributor’s requirements for the exhibition of a 3D Show and Alternative Content, at no cost to Licensee. All Ghost Busting software, updates and equipment required pursuant to (i) or (ii) above shall be provided at REAL D’s sole cost and expense. Additionally, REAL D shall be solely responsible for paying any fees charged by third parties to permit 3D Shows or Alternative Content to be exhibited over Licensee’s digital projector.

1.4           Licensee Requirements. [***]

1.5           [***]

For purposes of (a) above, “feature presentations” shall mean content that is exhibited in more than three (3) showing per day, and for a period in excess of one (1) week.

1.6           [***]

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2.   SHIPMENT, MAINTENANCE, SUPPORT AND UPGRADES

2.1           Installation. After the Screen has been installed pursuant to Section 1.4 above, REAL D shall ship to Licensee to install (in each case at the sole cost and expense of REAL D), the REAL D Systems at each Auditorium in accordance with the Deployment Plan (as hereinafter defined). Attached hereto as Schedule 2.1 is a preliminary deployment plan, including the Locations’ name and address, the total number of Screens expected to be equipped with a REAL D System, and the month and year anticipated for installation (the “Deployment Plan”). Licensee may modify the Deployment Plan, including without limitation, adding new Locations built or acquired by Licensee, and Licensee shall provide REAL D with an updated Deployment Plan, on a monthly basis. The Deployment Plan coincides with Licensees’ anticipated deployment of digital projection systems. REAL D hereby agrees that it will provide Licensee with REAL D Systems to enable the REAL D Systems to be installed simultaneously with the installation of such digital projection systems. REAL D shall bear all costs of transporting and delivering the REAL D Systems to Licensee’s Locations and of disconnecting and removing the REAL D Systems from such Locations at the end of the Term or earlier termination of this Agreement or the applicable Equipment Schedule. REAL D shall be responsible for all costs of ensuring that the REAL D System is functioning properly and in accordance with its intended use. REAL D shall bear all risk of loss of the REAL D System while in transit to or from Licensee’s Location. REAL D represents and warrants to Licensee that it has the ability to, and covenants that it will (and subject to the terms and provisions of Section 1.1 and Section 1.3), if requested by Licensee, ship to Licensee up to 150 REAL D Systems per month (120 XL units, 30 Z-Screens); provided, that the Auditoriums in which such REAL D Systems are to be installed have been prepared in full compliance with Section 1.4 hereto prior to the date of the relevant shipment(s). [***]

[***]

REAL D shall have no further obligation to continue to ship to Licensee any REAL D Systems, pursuant to the terms and provisions of this Agreement, and Licensee may install any third party 3D System it chooses at any of its Locations that do not have a REAL D System then installed in any of the Auditoriums then situated at such Location; provided, further, that in such circumstances, REAL D shall be provided with reasonable prior notice of Licensee’s intent to install such third party 3D System, and Licensee and REAL D shall then negotiate in good faith so that REAL D may have the opportunity to provide Licensee with one (1) or more REAL D Systems to be installed at such Locations on terms mutually acceptable to both REAL D and Licensee.

2.2           Maintenance, Support and Upgrades. REAL D shall, during mutually agreed hours (and at the sole cost and expense of REAL D), maintain, repair and/or replace and support the REAL D System at each Auditorium to ensure that the REAL D System is fully functional and operational. REAL D shall promptly respond to Licensee’s request for maintenance, repair, replacement and/or support in a timely manner. REAL D shall promptly perform all software Upgrades as such Upgrades are released and shall promptly notify Licensee of hardware Upgrades, if any, and promptly perform such hardware Upgrades at such times as are mutually agreeable to the parties. [***]

For purposes of this Section 2.2, the parties acknowledge and agree that (a) a service response by REAL D within four (4) hours of receipt of a service call from Licensee shall be deemed to be response in a timely manner, and (b) response in a timely manner may change as a result of the standards to be set by the Digital Cinema Initiative.

2.3           Obligations of Licensee. Licensee shall at all times operate the REAL D System in substantial compliance with the instructions and training (if necessary) provided by REAL D, and shall use the REAL D System solely for its intended purpose. Licensee shall not make any alterations, additions or improvements to the REAL D System without the prior written consent of REAL D (which may be withheld in its sole and absolute discretion). Licensee shall not remove any labels or notices of ownership placed on the REAL D System by REAL D without the prior written consent of REAL D, which may be withheld in its sole and absolute discretion. Licensee shall not move or otherwise relocate the REAL D System without the prior written consent of REAL D, which shall not be unreasonably withheld or delayed.

2.4           Insurance. REAL D shall, at its cost, keep the REAL D Systems insured against all losses, including but not limited to fire and extended coverage, collapse, flood or earth movement, for the full replacement cost of such REAL D Systems. REAL D shall also, at its sole expense, maintain and keep in force during the term of this Agreement, insurance covering the following risks: (i) General Liability for bodily injury, personal injury and property damage with at least [***] per occurrence/aggregate limit (and where the policy’s general aggregate (i.e., total limit) applies separately at each Location where REAL D performs its services), and (ii) Workers Compensation (in accordance with statutory limits). REAL D’s insurance policies shall (i) contain an express waiver of subrogation clause against any claim against Licensee, and (ii) name Licensee as an additional insured. REAL D shall provide, upon Licensee’s request, satisfactory evidence of such insurance policies. REAL D agrees to provide Licensee with at least thirty (30) days prior written notice prior to any cancellation of this insurance.

3.   RELATED PRODUCTS AND SERVICES

3.1           REAL D Glasses. Licensee acknowledges and understands that an integral part of the REAL D System is the stereoscopic glasses sold or approved by REAL D to be worn for viewing the 3D Shows and Alternative Content. Licensee shall not distribute to patrons glasses, or other stereoscopic viewing materials, other than REAL D Glasses (as defined below), for use with the REAL D System and viewing a 3D Show and Alternative Content. [***]

“REAL D

Glasses”). [***]

None of the REAL D Glasses, the packaging for such REAL D Glasses or any inserts within such packaging may have any advertising or promotions that would cause a default under Licensee’s agreements regarding in-theatre advertising and beverage advertising. Licensee shall cooperate with REAL D with respect to any recycling and/or refurbishing program instituted by REAL D in cooperation with the film distributors so long as such cooperation does not increase the operating costs of Licensee’s theatres. For purchases of REAL D Glasses by Licensee, (a) Licensee shall pay [***] percent of the purchase price of all orders of REAL D Glasses within [***] business days of Licensee’s receipt of such REAL D Glasses, (b) Licensee shall place orders for REAL D Glasses as soon as practicable prior to the required delivery date, and (c) REAL D shall deliver all orders of REAL D Glasses in accordance with the Licensee’s reasonable requirements; provided, that REAL D shall not be responsible for delays or failures of delivery due to circumstances not within the reasonable control of REAL D. Licensee may return surplus generic REAL D Glasses (in their original unopened packaging) to REAL D, in return for a credit in the amount paid by Licensee for such glasses.

4.      MARKETING

4.1           Marketing Efforts. Licensee and REAL D shall endeavor to mutually agree on the marketing and promotional efforts for the 3D Shows and Alternative Content and the REAL D System used to exhibit the 3D Shows and Alternative Content. Without limiting the foregoing, Licensee agrees to: [***]

In connection with the foregoing, Licensee shall only use marketing materials provided by REAL D or the studios and distributors of the 3D Show or Alternative Content, and Licensee shall use its commercially reasonable efforts to abide by all guidelines provided to Licensee by REAL D with respect to the REAL D brand.

4.2           Press Launch. REAL D may engage in a press launch approved by Licensee, such approval not to be unreasonably withheld, for the opening of the REAL D System at each Location, and Licensee agrees to cooperate with REAL D (at the sole cost and expense of REAL D), in connection with such press launch, including making each Location available for press conferences and related events at mutually agreed times. Licensee agrees to issue a joint press release with REAL D, in a form and substance that has been mutually agreed to by REAL D and Licensee, in connection with each significant event related to the transactions contemplated by this Agreement.

4.3           Ongoing Promotion. Each party may promote its relationship with the other party in advertising, promotional and marketing materials approved by the other party, including without limitation the inclusion of the other party’s name and logo in a list of a party’s partners or associates; provided, however, that any use of such other party’s logos or name in any materials shall require the other party’s prior written consent, which consent shall be granted or withheld at such other party’s sole discretion. Each party agrees to comply with the other party’s guidelines, which the other party may reasonably request from time to time with respect to the use of the other party’s name or logo. Each party agrees (i) that it will not acquire rights to any of the other party’s trade names, trademarks, logos (other than as set forth herein), goodwill or other form of intellectual property of the other party, and (ii) not to use the other party’s trademarks, trade names, logos (other than as set forth herein), goodwill or other form of intellectual property of the other party, except as provided in this Agreement or with the prior written consent of the other party.

5.   FINANCIAL TERMS

5.1           Royalties and License Fees.

(a)           For each paid admission to a 3D Show at each Auditorium [***] that is then using either the REAL D System or REAL D Dual Projectors (each, a [***], Licensee will pay to REAL D a royalty (each, a) [***] in an amount equal to U.S. [***]

(b)           With respect to each Location [***] which has [***] Auditoriums that is then using either a REAL D System or REAL D Dual Projectors (each, an [***] in accordance with the terms and provisions of Schedule 5.1(b) hereto. [***]

(c)           [***]

(A)          [***]

(B)           [***]

For purposes of this Agreement, a [***]

Finally, each of Licensee and REAL D acknowledges and agrees that, in no event, and at no time, shall [***]

5.2           Reports and Payments. Within [***] following the commencement of a 3D Show engagement (“Play Week”), Licensee shall provide REAL D with a report showing the number of Paid Admissions for all 3D shows for the immediately preceding Play Week and the calculation of [***] due to REAL D. Payment in full of any amounts due will be made within [***] days of the date of such report. [***]

shall be paid in full within [***] days after the applicable Play Week.

5.3           Audit Rights. Licensee shall maintain for [***] years after the expiration of each calendar year during the Term and for [***] years after termination of this Agreement, complete and accurate records of all reports which may give rise to a payment obligation under this Agreement during the [***] immediately preceding calendar years. REAL D shall have the right to inspect, upon reasonable prior written notice to Licensee and during normal business hours, the records of Licensee upon which Licensee’s [***] Paid Admission, [***] calculations are based. Such inspection shall be conducted in a manner that does not interfere with Licensee’s operations. Notwithstanding the foregoing, REAL D shall be permitted to exercise the foregoing inspection right not more than one time per calendar year. Any information obtained by REAL D as a result of such inspection shall be held in strict confidence by REAL D, except in litigation between the parties.

5.4           Underreporting of Royalties and License Fees. [***]

5.5           Duties and Taxes. [***]

5.6           Late Fee. In the event that any payment required under this Agreement is not paid within [***] days after the date when such payment is due, a late charge equal to [***] percent [***] pet month until paid of the payment then due may be added to such payment by REAL D and shall be paid concurrently with the overdue payment.

5.7           Stock Option Grant. Upon execution of this Agreement, REAL D shall provide documentation (in the form of Exhibit A, the “Option”) to Licensee that evidences the grant to Licensee of an option to purchase 815,187 shares of Common Stock of REAL D. Such stock option shall have an exercise price of US $0.01 per share, and shall have a term of ten (10) years. As of the Effective Date, the Company represents and warrants that it has [***]

[***]

6.   OWNERSHIP AND PROPRIETARY RIGHTS

6.1           Ownership of REAL D System. Notwithstanding anything to the contrary expressed or implied in this Agreement or otherwise, and regardless of whether the REAL D System may become affixed or attached at the Auditorium or other property, REAL D retains all right, title and interest in and to the REAL D System, including without limitation all intellectual property rights associated therewith and any developments or improvements arising therefrom. Licensee shall have no right, title or interest in the REAL D System, or any intellectual property or other rights associated therewith or any developments or improvements arising therefrom, other than those that are expressly licensed pursuant to the terms of this Agreement. While the REAL D System is within its possession, Licensee shall keep the REAL D System, free and clear of all liens, encumbrances and charges of any nature caused by Licensee. Upon request of REAL D and at REAL D’s cost, Licensee shall mark the REAL D System to indicate the nature of Licensee’s interest therein. The REAL D System is, and at all times shall remain, the personal property of REAL D. Licensee shall not permanently affix or attach the REAL D System to any real property or permanent improvement thereon. For the avoidance of doubt, the REAL D System does not include the Screen, the Port Glass or any digital projection system to which it may be attached.

6.2           License Restrictions. Except as otherwise expressly provided in this Agreement, REAL D grants, and Licensee obtains, no rights, title or other interest, express, implied, or by estoppel, in the REAL D System or any proprietary rights of REAL D, and Licensee shall have no right, and specifically agrees not to (i) copy, display, transfer, adapt, modify, distribute or reproduce, in any manner, and whether in tangible or intangible form, the REAL D System, or any part or component of the REAL D System, (ii) decompile, decrypt, reverse engineer, disassemble or otherwise determine, attempt to determine or reduce the software contained in the REAL D System to human-readable form; (iii) modify or create derivative works of any portion of the REAL D System; (iv) except as provided in Section 10.1, sublease, sublicense, transfer or assign any part of the REAL D System; or (v) modify or remove any part of the REAL D System, or use any firmware, middleware or software included in the Equipment or the REAL D System or otherwise provided by REAL D, other than solely with the REAL D System, and agrees not to permit or authorize anyone else to do any of the foregoing. To the extent that Licensee owns any rights to any modification or improvement of the REAL D System by operation of law or otherwise, Licensee hereby assigns all such rights to REAL D for a consideration of U. S. $1.00, the receipt of which is hereby acknowledged by Licensee.

6.3           Protection of Proprietary Information. Licensee agrees and acknowledges that (i) REAL D has expended and will continue to expend substantial time, money and effort developing the proprietary rights evidenced by, associated with or embodied in or related to the REAL D System, (ii) Licensee will take commercially reasonable steps to preserve the proprietary information contained in the REAL D System, and (iii) Licensee will take commercially reasonable steps to assist REAL D’s efforts to prevent any theft, unauthorized use, or misappropriation of the REAL D System. Licensee agrees that it will promptly notify REAL D of any loss, theft, unauthorized use, or misappropriation of the REAL D System.

6.4           Right to Inspect Locations. Licensee shall permit REAL D or REAL D’s agents, to enter Licensee’s Locations at mutually agreed times to determine Licensee’s adherence to the terms and conditions of this Agreement. Such inspection shall be conducted in a manner that does not interfere with Licensee’s operations. Notwithstanding the foregoing, REAL D shall be permitted to exercise the foregoing inspection right not more than twice per calendar year. Any information obtained by REAL D as a result of such inspection shall be held in strict confidence by REAL D, except in litigation between the parties.

6.5           Additional Filings; Cooperation. Licensee shall, at REAL D’s sole cost, execute and deliver such documents or instruments, including Uniform Commercial Code financing statements, as REAL D may reasonably request, to evidence REAL D’s rights in the REAL D System. Licensee acknowledges that the trade names, trademarks and service marks used by REAL D in relation to the REAL D System which are listed on Schedule A are the exclusive property of REAL D (the “REAL D Trademarks”). Licensee agrees that it shall not file any trademark or service mark applications which are confusingly similar to the REAL D Trademarks, and will not hold itself out as having acquired any proprietary right or goodwill to any of the REAL D Trademarks by virtue of its use pursuant to this Agreement.

7.   REPRESENTATIONS AND WARRANTIES

7.1           Representations. Each party represents and warrants to the other party that: (i) such party is duly organized and validly existing under the laws of the state of its incorporation or formation and has full power and authority to enter into this Agreement and to carry out the provisions hereof; (ii) this Agreement is a legal and valid obligation of such party, binding upon such party and enforceable against such party in accordance with the terms of this Agreement; and (iii) it has the right to enter into this Agreement and grant the rights granted herein. REAL D further represents and warrants that (a) REAL D owns or has the right to use and sublicense all necessary intellectual property rights in the REAL D System, including all necessary patents and trademarks; (b) the REAL D System does not, and will not, infringe on the intellectual property rights of any third party; (c) any software or upgrades that are embedded or otherwise utilized within the REAL D System will not contain any computer instructions whose purpose is to disrupt, damage or interfere with the REAL D System or the digital projection system to which the REAL D System is attached; (d) it has adopted procedures conforming to prevailing industry standards to eradicate from any software referred to in (c) above, any node, lock, time out, logic bomb or other function, implemented by any means which may restrict licensee’s use of or access to the REAL D System; and (e) neither the REAL D System nor any software or upgrades that are embedded or otherwise utilized within the REAL D System shall cause any of Licensee’s digital projectors to not comply with the DCI Spec. For purposes of this Section 7.1, “DCI Spec” shall mean (i) the DCI Technical Specification Version 1.2 released on March 7, 2008 and its errata; (ii) the DCI Stereoscopic Digital Cinema Addendum Version 1.0 released on July 11, 2007 and its errata; and (iii) any applicable specifications formally approved and adopted by SMPTE DC28, each as of the date hereof. REAL D shall defend, indemnify, and hold harmless Licensee and its affiliates from and against any and all losses, obligations, risks, costs, claims, liabilities, settlements, damages, liens, judgments, awards, fines, penalties, expenses and other obligations whatsoever (including, without limitation, the reasonable fees and disbursements of attorneys and of any consultants or experts and their expenses of investigation) (“Costs”) suffered or incurred by Licensee or its affiliates in connection with, as a result of, based upon, or relating to, any infringement, violation, misappropriation, or misuse of any third-party intellectual property rights by REAL D.

7.2             DISCLAIMER OF ADDITIONAL REPRESENTATIONS AND WARRANTIES. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, REAL D MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE REAL D SYSTEM, AND DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING WITHOUT LIMITATION ANY REPRESENTATIONS AND WARRANTIES OF MERCHANTABILITY.

7.3             LIMITATION OF LIABILITY. WITHOUT LIMITING THE GENERALITY OF SECTION 7.2, BUT SUBJECT TO THE OTHER TERMS OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, REAL D’S OBLIGATION TO INDEMNIFY LICENSEE FOR ALL INDEMNIFIABLE COSTS UNDER SECTION 7.1 OF WHATEVER CHARACTER), AND APPLICABLE LAW, NEITHER PARTY SHALL BE LIABLE OR RESPONSIBLE FOR ANY INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE TO PERSONS OR PROPERTY RESULTING FROM A BREACH OF THIS AGREEMENT, OR FOR LOSS OF USE OF THE EQUIPMENT OR THE REAL D SYSTEM OR FOR ANY INTERRUPTION IN BUSINESS CAUSED BY LOSS OF USE OF THE EQUIPMENT OR THE REAL D SYSTEM FOR ANY REASON WHATSOEVER; PROVIDED THAT, IN ACCORDANCE WITH THE LAST SENTENCE OF SECTION 7.1, REAL D SHALL INDEMNIFY LICENSEE FOR ALL COSTS OF ANY NATURE REFERRED TO THEREIN.

7.4          [***]

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8.   CONFIDENTIALITY

8.1           Confidential Information. By virtue of this Agreement, each party may have access to certain confidential information of the other party (“Confidential Information”). In particular, each party acknowledges, understands and agrees that the terms and provisions of this Agreement (including without limitation, Section 5.7 contained herein), shall constitute Confidential Information for all purposes of this Section 8.1. Each party agrees to hold the other party’s Confidential Information in strict confidence, using the same degree of care it uses with its own confidential information of a similar type (but in no event using less than a reasonable degree of care) and not to publish, disclose or otherwise make available, directly or indirectly, the other party’s Confidential Information or any part thereof to any third party, or use the other party’s Confidential Information for any purpose other than in accordance with this Agreement, except as required by law, or in connection with any litigation, mediation or arbitration between the parties, without the other party’s prior written consent. Each party shall disclose confidential information to employees and agents only on a “need to know” basis. Each party shall take all reasonable steps to ensure that the other party’s Confidential Information is not disclosed or distributed by the receiving party’s agents or employees in violation of the provisions of this Agreement. Confidential Information does not include any information that: (i) was in a party’s possession or known to such party, without an obligation to keep it confidential; (ii) is or becomes public knowledge other than by disclosure by a party in violation of this Section 8.1; or (iii) is or becomes lawfully available to a party from a source other than the other party, which to such party’s knowledge was not bound by any duty or obligation of confidentiality.

9.   TERM AND TERMINATION

9.1           Term. Subject to the fourth sentence of this Section 9.1, this Agreement shall commence and become effective on the Effective Date, and continue until the latest termination date set forth on an Equipment Schedule, unless terminated earlier as provided under this Agreement. The Initial Term as to a specific Location shall be [***] years from the Installation Date for that Location (the “Initial Term”). Licensee s all have the right to renew as to a Location for successive [***] year terms (“Renewal Term (s)”), by providing REAL D with written notice of such renewal for a Location at least [***] days prior to the expiration of the Initial Term or, thereafter, [***] days prior to the expiration of the then current

Renewal Term as to such Location. The Initial Term and any Renewal Term(s) shall be collectively referred to as the “Term”. If, at the end of the Initial Term, Licensee provides written notice to REAL D of its renewal as to any Location that is then a part of and subject to this Agreement, then REAL D will [***]

9.2           Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder:

(a)           if any party fails to make any payment due hereunder, within ten (10) days of notice of failure to make such payment;

(b)           a material breach by the other party of any representation or warranty or any of its obligations hereunder, other than a breach of a party’s payment obligations which is governed by Section 9.2 (a), upon thirty (30) days’ prior written notice to the breaching party if such breaching party fails to remedy such breach within such thirty (30) days, or, in the event such breach cannot be remedied within such thirty (30) days, if such breaching party has not undertaken substantial good faith efforts to remedy such breach within such thirty (30) day period and is continuing in good faith with such efforts.

(c)           the making of an assignment by a party for the benefit of their respective creditors or the admission by a party in writing of its inability to pay its debts as they become due, or the filing by a party of a voluntary petition in bankruptcy, or the adjudication of a party as bankrupt or insolvent, or the filing by a party of any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or the filing of any answer by a party admitting, or the failure by a party to deny, the material allegations of a petition filed against it for any such relief, or the seeking or consenting by a party to, or acquiescence by a party in, the appointment of any trustee, receiver or liquidator of either party or of all or any substantial part of the properties or assets of a party.

(d)           Within ninety (90) days after the commencement of any proceedings against a party seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under the federal bankruptcy laws or any similar federal or state statute, law or regulation, such proceedings shall not have been dismissed, or if within ninety (90) days after the appointment without a party’s consent or acquiescence of any trustee, custodian, receiver or liquidator for the REAL D Systems, such party or any substantial part of a party’s assets or properties, such appointment shall not have been vacated.

9.3           Remedies. Upon the occurrence and during the continuation of any Event of Default, the non-defaulting party may, at its option, declare this Agreement to be in default, and may exercise any remedy available to it, at law or in equity, including the remedies below, as such non-defaulting party in its sole and absolute discretion may elect, it being the intention of both parties that all of such remedies are cumulative and will not limit any other rights or remedies a non-defaulting party may have hereunder, at law or in equity:

(a)           proceed by appropriate court action, either at law or in equity, to recover any and all damages and expenses, including reasonable attorney’s fees and costs, which the non-breaching party will have sustained by reason of such Event of Default or on account of such party’s enforcement of its remedies hereunder; or

(b)           terminate this Agreement in its entirety or only with respect to one or more Locations (in which event, if REAL D is the party exercising this remedy, it may retake possession of the REAL D Systems affected thereby).

9.4           Effect of Termination. In the event that this Agreement is terminated pursuant to Section 9.3 (b), the duties and obligations of the breaching party which have accrued prior to termination shall not be released or discharged by such termination. Any licenses or other rights granted the non-breaching party shall continue in effect at the option of the non-breaching party as long as the non-breaching party abides by the terms of the surviving provisions of this Agreement, including but not limited to the obligation to make payments required hereunder. Sections 6, 7 and 10 shall survive termination of this Agreement under Section 9.3 (b). If this Agreement is terminated with respect to one or more Locations pursuant to Section 9.3 (b), then this Agreement shall continue in full force and effect with respect to all other Locations.

9.5           Surrender. At the expiration or earlier termination of this Agreement, or termination of this Agreement with respect to a particular Location pursuant to Section 9.3 (b), Licensee shall relinquish possession and control of the applicable REAL D System, including the Equipment. Upon the expiration of the Initial Term or a Renewal Term, as applicable, or the earlier termination of this Agreement, REAL D shall have the right, at its sole cost and expense, to retake possession of any or all of the REAL D Systems, and for such purpose REAL D shall have the right to enter upon any premises where any or all of the REAL D Systems is located at mutually agreed upon times by REAL D and Licensee and remove same. Such removal must be performed under supervision of Licensee. REAL D shall repair all damage to the Auditoriums or the Location, digital projectors and/or pedestals caused by REAL D’s removal of such REAL D System. If REAL D fails to remove the REAL D System within thirty (30) days of the expiration or earlier termination of the applicable Equipment Schedule, Licensee may remove and store such REAL D System and any expenses incurred by Licensee as a result of such removal shall be paid by REAL D to Licensee within thirty (30) days of REAL D’s receipt of an invoice. If REAL D fails to reclaim such REAL D System within ninety (90) days of expiration or earlier termination of the applicable Equipment Schedule, Licensee may sell or destroy such REAL D System without any further liability or obligation to REAL D. This provision shall survive the expiration or earlier termination of this Agreement or the applicable Equipment Schedule.

9.6           Waiver of Certain Damages. In no event will a party or its permitted successors or assigns be liable to the other party, or its permitted successors or assigns, for any special, collateral, incidental or consequential damages for breach of any of the provisions of this Agreement, even if a party has been advised of the possibility of such damages.

9.7           Termination of Prior License Agreement and Treatment of REAL D Systems Currently Installed in the Pre-Existing Auditoriums; Survival of Digital Cinema System Transfer Agreement. Each of Licensee and REAL D acknowledges and agrees that, on the Effective Date, the Prior License Agreement (as defined in the third recital of this Agreement) shall be terminated and of no further force or effect, and this Agreement shall apply to all REAL D Systems deployed prior to the Effective Date; provided, that, notwithstanding the foregoing [***]

For purposes of clarification, each of REAL D and Licensee further acknowledges and agrees that the Digital Cinema System Transfer Agreement (as defined in the fourth recital of this Agreement) shall remain unaffected by the execution of this Agreement by Licensee and REAL D, and shall remain in full force and effect, pursuant to the terms and conditions contained in such Digital Cinema System Transfer Agreement.

10.   GENERAL

10.1         Assignment. Licensee may not assign or transfer this Agreement (and whether by operation of law or otherwise), or any of its rights and obligations under this Agreement, without the prior written consent of REAL D, which approval shall not be unreasonably withheld; provided, however, that Licensee may assign this Agreement without REAL D’s prior written consent to any (a) person or entity with which Licensee is merged or consolidated, (b) person or entity that acquires all or substantially all of Licensee’s assets or equity securities of whatever type or (c) affiliate of Licensee that becomes the primary operating entity of substantially all of Licensee’s theatres. Licensee may also partially assign its rights under this Agreement without REAL D’s prior written consent to any person or entity (x) which acquires all or substantially all of Licensee’s assets outside of the United States, or (y) into which Licensee merges or consolidates its international subsidiaries, so long as such person or entity enters into an agreement substantially similar to this Agreement. REAL D may assign, transfer or delegate this Agreement (and whether by operation of law or otherwise), or any of its rights or obligations under this Agreement, at any time without the prior consent of Licensee; provided, however, that REAL D may not assign, transfer or delegate this Agreement to any motion picture distributor or any of their affiliates or to any of Licensee’s competitors, without Licensee’s prior written consent (which may be granted or withheld in Licensee’s sole and absolute discretion). Each party shall give the other party written notice of any assignment permitted under this Section 10.1. This Agreement shall bind, inure to the benefit of and be enforceable by the successors and permitted assigns hereto.

10.2         Relationship of Parties. The parties to this Agreement are independent contractors, and this Agreement shall not establish any relationship of partnership, joint venture, employment, franchise, or agency between the parties. This Agreement does not give either party the power to bind the other or incur obligations on the other’s behalf without the other’s prior written consent.

10.3         Counterparts; Facsimile Signatures. This Agreement and any amendment hereto may be executed in counterparts, and by using facsimile signature pages, each of which when executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument.

10.4         Compliance with Laws. Licensee shall, at its own expense, procure all necessary approvals, licenses, permits, permissions, waivers, certificates and consents that may be required from any governmental authorities (and any lessees or landlords) for the installation and use of the REAL D System at the Locations in accordance with the terms of this Agreement.

10.5         Infringement Notification. Licensee shall promptly give notice to REAL D of any allegation, claim or challenge that Licensee’s use of the REAL D System infringes on the intellectual property rights of a third party. In the event of a claim of infringement against Licensee relating to the REAL D System, REAL D shall, at its option (i) secure for Licensee, at the sole cost and expense of REAL D, the rights necessary to continue to use and operate the REAL D System under this Agreement, or (ii) assume control of the defense or settlement of such claim, at the sole cost and expense of REAL D.

10.6         Injunctive Relief. It is understood and agreed that, notwithstanding any other provision of this Agreement, any breach of Section 6 or Section 8 by either party may cause irreparable damage for which recovery of money damages may be inadequate, and that the non-breaching party will therefore be entitled to seek timely injunctive relief from a court of competent jurisdiction without the requirement of posting a bond to protect such party’s rights under this Agreement in addition to any and all remedies available at law.

10.7         Applicable Law; Venue. This Agreement is to be governed by and construed in accordance with the internal laws of the State of Texas, excluding that body of law pertaining to conflict of laws. Any action or proceeding arising out of or relating to this Agreement may be brought in the state or federal courts located within Collin County in the State of Texas, and the parties irrevocably agree to the jurisdiction and venue of such courts for such purposes. The parties expressly agree that the United Nations Convention on Contracts for the International Sale of Goods or the Uniform Computer Information Transactions Act shall not apply to this Agreement.

10.8         Notices. All notices, consents, waivers, and other communications intended to have legal effect under this Agreement must be in writing, must be delivered to the other party at the address set forth below by personal delivery, by registered or certified mail (postage pre-paid), by an internationally recognized overnight courier, and will be effective upon receipt (or when delivery is refused). Each party may change its address for receipt of notices by giving notice of the new address to the other party.

REAL D:	REAL D
100 N. Crescent Dr., Suite 120
Beverly Hills, CA 90210
Attn: Michael Lewis

Licensee:	Cinemark USA, Inc.
3900 Dallas Parkway, Suite 500
Plano, TX 75093
Attn: Walter Hebert, III

With copies to:	Cinemark USA, Inc.
3900 Dallas Parkway, Suite 500
Plano, TX 75093
Attn: Michael Cavalier

10.9         Severability. If any provision of this Agreement is unenforceable or invalid under any applicable law or is so held by applicable court decision, such unenforceability or invalidity will not render this Agreement unenforceable or invalid as a whole, and such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

10.10       Jointly Drafted; Review by Counsel. The parties have participated jointly in the negotiation and drafting of this Agreement and have had the opportunity to review this Agreement with counsel of their choosing. In the event an ambiguity or question of intent or interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

10.11       Entire Agreement; Waiver. This Agreement, together with the Schedules and Equipment Schedules hereto, all of which are hereby incorporated by reference, constitutes the entire agreement of the parties regarding its subject matter. It supersedes all prior or contemporaneous understandings, agreements, or other communications between the parties, oral or written, regarding such subject matter, including without limitation both the Prior License Agreement, as well as that certain Letter of Intent previously entered into by and between REAL D and Licensee in June 2008. Neither this Agreement, the Schedules nor the Equipment Schedules can be altered, amended or modified except in writing executed by both parties. The failure of a party to enforce any provision of this Agreement shall not be construed to be a waiver of the right of such party to thereafter enforce that provision or any other provision or right. Any waiver of any provision of this Agreement must be in writing and executed by the party waiving such provision.

10.12       Headings. The captions to the several Sections of this Agreement are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

10.13       Publicity. Neither party will, without securing the prior written consent of the other, publicly announce the existence of this Agreement hereunder (except as may be required by law or any national securities exchange) or advertise or release any publicity in regard hereto.

10.14       Auditorium Closures or Changes. Notwithstanding Section 10.1 above, if at any time during the Term of this Agreement, Licensee discontinues operations at any Auditorium with respect to which it has executed an Equipment Schedule or elects to move the REAL D System from an Auditorium to another Auditorium in the Territory, Licensee shall have the option to terminate the Equipment Schedule with respect to such REAL D System and utilize the REAL D System located at such Auditorium in any other Auditorium operated by Licensee or its Affiliates in the Territory. If Licensee elects to move the REAL D System in accordance with the above, Licensee and REAL D shall execute a new Equipment Schedule for the remaining balance of the Term of such terminated Equipment Schedule for the Location in which the REAL D System is installed in accordance with the terms of this Agreement. Licensee shall pay the reasonable costs for the installation of the REAL D System at the new Auditorium pursuant to this Section 10.14.

10.15       Location Sales. Notwithstanding Section 10.1 above, if during the Term of this Agreement, Licensee or its Affiliates sell, transfer, convey or assign to a third party their respective interest in any Location with respect to which Licensee has executed an Equipment Schedule, Licensee or its Affiliates may transfer the REAL D System in such transaction so long as such acquirer or transferee, which acquirer or transferee is approved by REAL D (such approval not to be unreasonably withheld), executes and delivers to REAL D an agreement in substantially the same form as this Agreement (except for the exclusion of Section 5.7 and Section 7.4) and an Equipment Schedule for the remaining Term applicable to such REAL D System. Upon such transfer, Licensee shall have no further obligation under this Agreement or the Equipment Schedule for such Location.

10.16       Choice of Language. The parties have requested that this Agreement and the documents relating hereto be drawn up in the English language. The English language text and American usage thereof shall control the interpretation and construction of this Agreement and all other writings between the parties. Each party agrees and acknowledges that it fully understands all of the terms and consequences of this Agreement and that it has had the opportunity to consult with an attorney of its own choosing regarding this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their authorized representatives as of the Effective Date.

REAL D		CINEMARK USA, INC.

By:	/s/ Michael V. Lewis	By:	/s/ Walter Hebert

Name:	Michael V. Lewis	Name:	Walter Hebert

Title:	CEO	Title:	SR. V.P.

Date:	5/20/09	Date:	5/19/09

SCHEDULE A

EQUIPMENT

A.	REAL D Cinema System Control Module
B.	REAL D Cinema System Z-Screen
C.	REAL D Cinema System Z-Screen Mounting Hardware
D.	REAL D Cinema System XL, where applicable
E.	REAL D 3D Stereoscopic Lense for Sony 4K Projector, where applicable
F.	XL Mounting Kit, where applicable
G.	REAL D Dual Projector Kit, where applicable

GLASSES

The REAL D System requires circular polarized glasses, manufactured exclusively for, and distributed by, REAL D, which glasses will be purchased separately by Licensee or a third party, as set forth at Section 3 of the Agreement.

SOFTWARE

System Software: The REAL D Cinema System Control Module contains embedded software, which is an integral part of the REAL D System and is proprietary to REAL D.

The REAL D authorized installers will install configuration files in the projector which are necessary for the 3D projector formats.

TRADEMARKS

THE PREMIER DIGITAL 3D EXPERIENCE (US) — 78/915, 774

THE NEW REALITY (US) — 78/904, 792

REAL D (US) — 78/318, 006

UPGRADES

For purposes of clarification, this Schedule shall specifically include each upgrade to the software and hardware described on this Schedule A that a reasonable person would determine affects the viewing experience of the general public or that otherwise enhances the reliability or operation of the equipment listed above or to meet DCI Specs.

REPLACEMENTS

All replacement parts, replacements, additions, modifications and repairs incorporated into the above equipment and software and/or affixed thereto.

SCHEDULE 1.1(a) to the Amended and Restated REAL D System License Agreement
(U.S. 2009) between REAL D and Cinemark USA, Inc. dated as of May 19, 2009

List of Auditoriums

[ATTACHED]

Schedule 1.1(a)

[***]

[***]

[***]

[***]

[***]

[***]

Schedule 1.1(a)

Digital 3D

[***]

[***]	[***]

[***]	[***]

1

Digital 3D

[***]	[***]

2

Digital 3D

[***]	[***]

3

Digital 3D	[***]

[***]

4

Digital 3D	[***]

[***]

5

SCHEDULE 1.1(b) to the Amended and Restated REAL D System License Agreement

(U.S. 2009) between REAL D and Cinemark USA, Inc. dated as of May 19, 2009

Equipment Schedule No.           dated as of May 19, 2009

1.

Renewal
Location		Installation	Initial Term	Term End	Termination
(name and address)	Aud. #	Date	End Date	Date	Date

2. Equipment

Quantity	Item Description	Serial Number

This Equipment Schedule is executed pursuant to the Amended and Restated REAL D System License Agreement (U.S. 2009) between REAL D and Cinemark USA, Inc. dated             , 2009 (the “Agreement”). All of the terms and conditions of the Agreement are incorporated herein by reference and made a part hereof as if such terms and conditions were set forth in full in this Equipment Schedule. By executing this Equipment Schedule, Licensee and Company hereby reaffirm all of the terms, conditions, representations and warranties of the Agreement except as modified hereby.

REAL D	CINEMARK USA, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

SCHEDULE 1.4 to the Amended and Restated REAL D System License Agreement (U.S.
2009) between REAL D and Cinemark USA, Inc. dated as of May 19, 2009

[***]

[***]

[***]

[***]

SCHEDULE 1.6 to Amended and Restated REAL D System License Agreement (U.S. 2009)
between REAL D and Cinemark USA, Inc. dated as of May 19, 2009

[***]

(updated as of May 19, 2009)

Location	Aud. #

[***]	[***]

SCHEDULE 2.1

[***]

[***]

Schedule 2.1 - page 2

[***]

SCHEDULE 5.1(b) to Amended and Restated REAL D System License Agreement (U.S. 2009) between REAL D and Cinemark USA, Inc. dated as of May 19, 2009

[***]

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)

[***]

	[***]						[***]

[***]

SCHEDULE 5.1(c) to Amended and Restated REAL D System License Agreement (U.S.
2009) between REAL D and Cinemark USA, Inc. dated as of May 19, 2009

[***]

(updated as of May 19, 2009)

[ATTACHED]

REAL D	LICENSEE

Initials	Initials

Date	Date

SCHEDULE 5.1 c

[***]	[***]

[***]	[***]

SCHEDULE 9.7 to Amended and Restated REAL D System License Agreement (U.S. 2009)
between REAL D and Cinemark USA, Inc. dated as of May 19, 2009

[***]

[ATTACHED]

Schedule 9.7

[***]

[***]

EXHIBIT “A”

REAL D

NONQUALIFIED STOCK OPTION GRANT

[SEE EXHIBIT NUMBER 10.17]